Vanguard Scottsdale Funds

Supplement to the Statement of Additional Information Dated December 21, 2012 (revised April 23, 2013)

The transaction fees imposed on purchases and redemptions of ETF Creation Units of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund, Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Growth Index Fund, Vanguard Russell 1000 Value Index Fund, and Vanguard Mortgage-Backed Securities Index Fund have been modified as follows:

Vanguard ETF®	Old Transaction Fee	New Transaction Fee
Short-Term Government Bond ETF	$500	$100
Intermediate-Term Government Bond ETF	$500	$100
Long-Term Government Bond ETF	$500	$100
Short-Term Corporate Bond ETF	$500	$100
Intermediate-Term Corporate Bond ETF	$500	$100
Long-Term Corporate Bond ETF	$500	$100
Russell 1000 ETF	$1,000	$500
Russell 1000 Growth ETF	$2,000	$500
Russell 1000 Value ETF	$2,000	$500
Mortgage-Backed Securities ETF	$500	$100

Statement of Additional Information Text Changes

The table on page B-71 under “Transaction Fee on Purchases of Creation Units of Vanguard Russell ETFs” is replaced with the following:

Transaction Fee
Vanguard ETF	on Purchases
Russell 1000 ETF	$500
Russell 1000 Value ETF	500
Russell 1000 Growth ETF	500
Russell 2000 ETF	1,000
Russell 2000 Value ETF	2,000
Russell 2000 Growth ETF	2,000
Russell 3000 ETF	2,000

The paragraph on page B-71 under “Transaction Fee on Purchases of Creation Units of Vanguard Sector Bond ETFs” is replaced with the following:

Each ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the issuance of Creation Units. For Creation Units purchased with a prescribed basket, the Transaction Fee is a flat fee of $100, regardless of how many Creation Units are purchased. When an ETF Fund (except Vanguard Mortgage-Backed Securities ETF) permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of its investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the Fund at its sole discretion, but will not be more than the Fund’s good faith estimate of the costs it will incur investing the cash in lieu, which may include, if applicable, market-impact costs. For Creation Units of Vanguard Mortgage-Backed Securities ETF purchased with a Fund Deposit that includes cash in lieu of mortgage-TBA securities, the Transaction Fee is a flat fee of $100 plus a variable charge, which will be disclosed to investors before they place their orders, in an amount approximately equal to the transaction costs the Fund expects to incur buying the mortgage TBAs that are part of the Fund Deposit. The maximum variable charge is 2% of the value of the TBA securities. On average, the charge is expected to be 0.05%. The Transaction Fees are subject to revision from time to time.

The paragraph on page B-72 under “Transaction Fee on Redemptions of Creation Units of Vanguard Sector Bond ETFs” is replaced with the following:

Each ETF Fund imposes a Transaction Fee (payable to the Fund) to compensate the Fund for costs associated with the redemption of Creation Units. For each Fund, the Transaction Fee on Creation Unit redemptions is a flat fee of $100, regardless of the number of Creation Units redeemed. For Creation Unit redemptions, unlike purchases, Vanguard Mortgage-Backed Securities ETF does not assess a variable charge above the standard flat fee, nor do any of the ETF Funds impose an additional charge on investors who receive cash in lieu of one or more Redemption Securities. The Transaction Fees are subject to revision from time to time.

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